Exhibit 10.2

MOTIVE, INC.

AMENDMENT TO RESTRICTED STOCK AGREEMENT

WHEREAS, Motive, Inc. (the “Company”) and Alfred Mockett (the “Grantee”) entered into a Restricted Stock Agreement dated February 20, 2006 (the “Agreement”); and

WHEREAS, Section 17 of the Agreement provides for its amendment by written agreement of the Company and the Grantee; and

WHEREAS, the Company and the Grantee wish to amend the Agreement to clarify the application of the Motive, Inc. Amended and Restated Equity Incentive Plan, as amended (the “Plan”), to the Agreement;

NOW, THEREFORE, Section 1 of the Agreement is hereby amended by restating the second sentence thereof in its entirety to read as follows:

“However, this Award shall nonetheless be subject to the terms, conditions and provisions of the Plan, except to the extent that the provisions of this Agreement are inconsistent therewith, in which case the provisions of this Agreement shall govern.”

IN WITNESS WHEREOF, the Company and the Grantee have caused this Amendment to be executed the 16 day of June, 2008.

MOTIVE, INC.

By:	/s/ Jack Greenberg
Jack Greenberg
General Counsel

GRANTEE

/s/ Alfred Mockett
Alfred Mockett